UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2009

Strategic Storage Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-53644

MD	32-0211624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets

Merger with Self Storage REIT, Inc.

On September 24, 2009, Strategic Storage Trust, Inc. (the "Registrant") closed on a merger ("REIT I Merger Transaction") with Self Storage REIT, Inc. ("REIT I"), a private real estate investment trust sponsored by the Registrant's sponsor, pursuant to an Agreement and Plan of Merger ("REIT I Merger Agreement"), as amended, with REIT I and SS REIT I Acquisition, Inc. ("REIT I Merger Sub"). Section 7.01(c) of the REIT I Merger Agreement contained a closing condition requiring REIT I to obtain any and all consents required by loan documents relating to properties owned by REIT I. Without acknowledging whether consent was required, REIT I attempted to notify or obtain consent from the various loan servicers for each REIT I property. In light of the structure of the REIT I Merger Transaction whereby REIT I survived the merger and each special purpose entity borrower remained unchanged and the length of time it was taking the loan servicers to take definitive action, the board of directors of each of REIT I and the Registrant decided to waive this last remaining closing condition and proceed to close the REIT I Merger Transaction.

The REIT I Merger Agreement provided for the merger of REIT I Merger Sub, the Registrant's wholly-owned subsidiary, with and into REIT I, which resulted in REIT I becoming a wholly-owned subsidiary of the Registrant. The Registrant exchanged 1.05 shares of its common stock for each 1.0 share of REIT I common stock (equivalent to $10.50 per share of REIT I common stock) as consideration for the REIT I Merger Transaction. On the closing date, REIT I stockholders became the Registrant's stockholders with each of their shares of REIT I common stock being converted to unregistered shares of the Registrant's common stock at the ratio set forth above. In this regard, the Registrant issued approximately 3.46 million shares of common stock to the stockholders of REIT I.

REIT I wholly owned six self storage facilities in Florida, South Carolina, Tennessee and Texas, comprising approximately 5,270 units and 759,600 rentable square feet, including drive-up, climate-controlled, RV, store-front and office units. REIT I also owned preferred equity and/or minority interests in three self storage facilities located in California and Maryland, comprising approximately 2,900 units and 401,000 rentable square feet, and an interest in a net leased industrial property in California with 356,000 rentable square feet leased to a single tenant.

The REIT I Merger Agreement was included as Exhibit 10.1 to the Registrant's Current Report on Form 8-K dated June 30, 2009.

Merger with Self Storage REIT II, Inc.

On September 24, 2009, the Registrant closed on a merger ("REIT II Merger Transaction") with Self Storage REIT II, Inc. ("REIT II"), a private real estate investment trust sponsored by the Registrant's sponsor, pursuant to an Agreement and Plan of Merger ("REIT II Merger Agreement"), as amended, with REIT II and SS REIT II Acquisition, Inc. ("REIT II Merger Sub"). Section 7.01(c) of the REIT II Merger Agreement contained a closing condition requiring REIT II to obtain any and all consents required by loan documents relating to properties owned by REIT II. Without acknowledging whether consent was required, REIT II attempted to notify or obtain consent from the various loan servicers for each REIT II property. In light of the structure of the REIT II Merger Transaction whereby REIT II survived the merger and each special purpose entity borrower remained unchanged and the length of time it was taking the loan servicers to take definitive action, the board of directors of each of REIT II and the Registrant decided to waive this last remaining closing condition and proceed to close the REIT II Merger Transaction.

The REIT II Merger Agreement provided for the merger of REIT II Merger Sub, the Registrant's wholly-owned subsidiary, with and into REIT II, which resulted in REIT II becoming a wholly-owned subsidiary of the Registrant. The Registrant exchanged 1.0 shares of its common stock for each 1.0 share of REIT II common stock (equivalent to $10.00 per share of REIT II common stock) as consideration for the REIT II Merger Transaction. On the closing date, REIT II stockholders became the Registrant's stockholders with each of their shares of REIT II common stock being converted to unregistered shares of the Registrant's common stock at the ratio set forth above. In this regard, the Registrant issued approximately 2.73 million shares of common stock to stockholders of REIT II.

REIT II wholly owned four self storage facilities in Alabama, Nevada, and Texas and owned a majority interest in another self storage facility in California, comprising approximately 3,125 units and 477,900 rentable square feet, including drive-up, climate-controlled, RV, store-front, wine storage and parking units. REIT II also owned minority interests in three entities with properties located in Alabama, Georgia, North Carolina and Texas, comprising approximately 9,950 units and 1.3 million rentable square feet.

The REIT II Merger Agreement was included as Exhibit 10.2 to the Registrant's Current Report on Form 8-K dated June 30, 2009.

Item 3.02.    Unregistered Sales of Equity Securities.

On September 24, 2009, the Registrant issued approximately 6.2 million shares of its common stock to the stockholders of REIT I and REIT II, pursuant to the transactions described in Item 2.01 above. The shares were issued pursuant to the exemptions from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors with a pre-existing substantive relationship with the sponsor of the Registrant, the investors had access to information about the Registrant and their investment, the investors took the securities for investment and not resale, and the Registrant took appropriate measures to restrict the transfer of the securities.

Item 8.01. Other Events

On September 24, 2009, the Registrant's board of directors amended the Distribution Reinvestment Plan of the Registrant to allow stockholders an alternative eligibility option. A copy of the Distribution Reinvestment Plan is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Real Estate Acquired.

Since it is impracticable to provide the required financial statements for the transactions described in Item 2.01 at the time of this filing and no financials (audited or unaudited) are available at this time, the Registrant hereby confirms that it intends to file the required financial statements on or before December 10, 2009 by amendment to this Form 8-K.

(b) Pro forma financial information.

See paragraph (a) above.

(d) Exhibits.

4.1 Strategic Storage Trust, Inc. Distribution Reinvestment Plan, Amended as of September 24, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust, Inc.
Date: September 28, 2009	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer